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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the incorporation by reference in Registration Statement No. 333-43946 on Form S-8 of our report dated June 15, 2004 appearing in this Annual Report on Form 10-K/A of Chindex International, Inc. for the year ended March 31, 2004.

McLean, Virginia
July 30, 2004


                                              /s/ Ernst & Young LLP